COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.
CLASS A (MLOAX), CLASS C (MLOCX), CLASS F (MLOFX), CLASS I (MLOIX),
CLASS R (MLORX) AND CLASS Z (MLOZX) SHARES
Supplement dated January 26, 2024 to
Summary Prospectus, Prospectus dated April 1, 2023, as supplemented
Statement of Additional Information (“SAI”) dated September 1, 2023
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND NAME
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.
Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the “Fund”) currently has a policy to, under normal market conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in Master Limited Partnerships (“MLPs”) and Related Companies (as defined in the Prospectus) (the “80% Policy”). At a meeting held on September 12, 2023, the Board of Directors (the “Board”) of the Fund considered and approved changes to the Fund’s name, 80% Policy, principal investment strategies, principal risks, and benchmark. All of these changes to the Fund will be reflected in an amended Prospectus and an amended SAI that are expected to become effective at the close of business on March 28, 2024.
In connection with the changes described above, effective after the close of business on March 28, 2024, the Fund’s name and the Fund’s Prospectus disclosure regarding its 80% Policy will be revised as follows:

1.
Name Change. The name of the Cohen & Steers MLP & Energy Opportunity Fund, Inc. is changed to Cohen & Steers Future of Energy Fund, Inc. All references to the former name of the Fund in the Summary Prospectus and the Prospectus will change to the Fund’s new name.

2.
Principal Investment Strategies. The first paragraph of the principal investment strategies section of the Summary Prospectus and the Summary Section of the Prospectus is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of energy companies, including traditional-, alternative-, renewable- and clean-energy companies, natural resource companies, utilities, and companies in associated businesses (collectively, “Energy and Energy-Related Companies”) (as further defined below). The Fund will seek to invest in Energy and Energy-Related Companies that the Advisor believes are leading, enabling, supplying, disrupting, or otherwise benefiting from transitional or longer-term structural changes to the global energy sector, such as changes resulting from shifting demand and supply of traditional and alternative energy sources, increasing emphasis on storage, resilience, and security of supply, and other developments in technologies, regulations, and behaviors affecting the energy sector. Equity securities include common stocks, rights or warrants to purchase common stocks, convertible securities, preferred stocks depositary receipts, private investments in public equity (“PIPEs”), and private placements. The Fund may invest in equity securities of Energy and Energy- Related Companies of any market capitalization. “Energy and Energy-Related Companies” may also include:
(i) Securities of companies that own or otherwise engage in activities related to energy in the U.S., such as assets related to exploration, development, mining, production, transmission, infrastructure, processing, refining, storage, gathering, distribution, marketing, and transportation (including pipelines) of oil and gas, minerals, geothermal energy, renewable energy, liquefied natural gas (“LNG”), fertilizer, timer or industrial source carbon dioxide;
(ii) securities of renewable companies that are owners or operators of “clean” assets, as well as those developing technologies, products, processes and services relating to more efficient or cleaner use, storage, delivery, management, conservation or conversion of natural resources or products derived therefrom or the transition to cleaner and more efficient use of natural resources or products derived therefrom;

(iii) Utilities, including gas, water, cable, electrical and telecommunications utilities;
(iv) Master Limited Partnerships (“MLPs”) and limited liability companies that are publicly traded and treated as partnerships or C corporations for U.S. federal income tax purposes. Direct investments in MLPs may take the form of debt or equity, including, without limitation, common units, preferred units, convertible subordinated units, PIPEs, and securities of affiliates of MLPs, substantially all of whose assets consist of units or ownership interests of an affiliated MLP (which includes, without limitation, general partner interests, incentive distribution rights, common units and subordinated units);
(v) securities of exchange-traded, open‑end or closed‑end funds that invest primarily in Energy-Related Companies or their affiliates; and
(vi) Instruments that provide economic exposure to each type of investment listed in items (i) through (v) above, including derivative instruments such as, among others, forward contracts, futures and options thereon, options and swaps.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

MLOSSPRO – 1.26.2024